                                                                    EXHIBIT 99.1


















                               GROUP A PROPERTIES

          Combined Statements of Revenue in Excess of Certain Expenses

                     For the year ended December 31, 2004

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT



The Board of Trustees
Windrose Medical Properties Trust:


We have audited the accompanying combined statement of revenue in excess of certain expenses (the Combined Statement) of the Group A Properties described in
Note 1 for the year ended December 31, 2004. This Combined Statement is the Responsibility of Windrose Medical Properties Trust's (Company) management. Our responsibility is to express an opinion on this Combined Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K/A of the Company, as described in Note 2 to the Combined Statement. It is not intended to be a complete presentation of the Group A Properties' revenue and expenses.

In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the revenue in excess of certain expenses, as described in
Note 2, of the Group A Properties for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP


Indianapolis, Indiana
April 14, 2005

                               GROUP A PROPERTIES

          Combined Statements of Revenue in Excess of Certain Expenses
              For the Three Months Ended March 31, 2005 (Unaudited)
               and for the Year Ended December 31, 2004 (Audited)




                                                         FOR THE THREE       FOR THE
                                                         MONTHS ENDED       YEAR ENDED
                                                           MARCH 31,        DECEMBER 31,
                                                             2005              2004
                                                          (UNAUDITED)        (AUDITED)
                                                           ----------        ---------
Revenue:
   Rental income, including recoveries from tenants        $1,661,979        6,200,740
                                                           ----------        ---------
Certain expenses:
   Property taxes                                             148,390          592,010
   Property operating                                         341,148        1,682,395
                                                           ----------        ---------
                                                              489,538        2,274,405
                                                           ----------        ---------
              Revenue in excess of certain expenses        $1,172,441        3,926,335
                                                           ==========        =========

   See accompanying notes to the combined statements of revenue in excess of certain expenses.

                               GROUP A PROPERTIES

  Notes to Combined Statements of Revenue in Excess of Certain Expenses for the
                 Three Months Ended March 31, 2005 (Unaudited)
                    and for the Year Ended December 31, 2004 (Audited)


(1)    OPERATING PROPERTIES

       The Combined Statements of Revenue in Excess of Certain Expenses (the "Combined Statements") for the year ended December 31, 2004 (audited) and the three months ended March 31, 2005 (unaudited) relates to the operations of the following properties ("Group A Properties"), which have been acquired by Windrose Medical Properties Trust (the "Company") from the same seller:


                     PROPERTY                          METROPOLITAN AREA    ACQUISITION DATE
           ----------------------------------------    -----------------    ----------------
           Lakewood Medical Pavilion                     Lakewood, CA         June 7, 2005
           Los Gatos Medical Pavilion                    Los Gatos, CA        June 7, 2005
           Palm Court Plaza and Professional Center    Delray Beach, FL       June 7, 2005


(2)    BASIS OF PRESENTATION

       The accompanying Combined Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A to be filed by the Company. Accordingly, the Combined Statement is not representative of the actual results of operations of the Group A Properties for the three months ended March 31, 2005 and the year ended December 31, 2004 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

        -  Depreciation and amortization

        -  Interest expense

        - Other costs not directly related to the proposed future operations of the Group A Properties

       The Group A Properties have total secured debt outstanding as of December 31, 2004 of approximately $34.2 million that bear interest at variable rates ranging from Libor plus 2% to Libor plus 2.95% and mature from 2008 to 2010. While this debt was assumed in connection with the acquisition of the Group A Properties, interest expense related to these secured borrowings has been excluded from the Combined Statements.

 (3)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    REVENUE RECOGNITION

              Rental income from leases with scheduled rental increases during their term are recognized for financial reporting purposes on a straight-line basis.

       (b)    USE OF ESTIMATES

              Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the Combined


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
                               GROUP A PROPERTIES

  Notes to Combined Statements of Revenue in Excess of Certain Expenses for the
                 Three Months Ended March 31, 2005 (Unaudited)
               and for the Year Ended December 31, 2004 (Audited)


              Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

       (c)    UNAUDITED INTERIM COMBINED STATEMENT

              The Combined Statement for the three months ended March 31, 2005 is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the Group A Properties.

(4)    RENT REVENUE

       Space is leased to tenants under various operating leases with initial terms ranging from six months to eleven years. The leases provide for reimbursement of real estate taxes, common area maintenance and certain other operating expenses.

       Future minimum rentals to be received under noncancelable operating leases in effect at December 31, 2004 are as follows:


               2005                          $ 4,558,442
               2006                            3,927,004
               2007                            3,893,083
               2008                            2,442,825
               2009                            2,009,632
               Thereafter                      4,410,497
                                             -----------
                                             $21,241,483
                                             ===========

(5)    PROPERTY MANAGEMENT FEES

       Property management expense has been included in the Combined Statements for the Group A Properties, as the existing property management arrangements will continue after the acquisitions. The property management expense on these properties is 5% of cash receipts.

(6)    GROUND LEASES

       The Palm Court Plaza and Professional Center has a ground lease with a term of 50 years that commenced on December 14, 1995 with two renewal options of 25 years each. The base annual rent was adjusted on the fifth anniversary of the commencement date and is to be adjusted every 10 years thereafter by $6,300. Annual rent through December 2005 is $69,300 per year at which time the rent is adjusted to no more than 120% of the annual rent in affect or $83,160.


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

                               GROUP A PROPERTIES

  Notes to Combined Statements of Revenue in Excess of Certain Expenses for the
                 Three Months Ended March 31, 2005 (Unaudited)
               and for the Year Ended December 31, 2004 (Audited)



       The Lakewood Medical Pavilion has a ground lease with a term of 25 years that commenced on February 14, 1994 with three renewal options of 25 years each. The base rent is adjusted every five years by $1,500. Annual rent through February 2009 is $18,000.

       The Los Gatos Medical Pavilion has a ground lease with a term of 25 years that commenced on January 15, 1994 with three renewal options of 25 years each. The base rent is adjusted every five years by $1,500. Annual rent through January 2009 is $18,000.

(7)    CONCENTRATION OF CREDIT RISK

       At December 31, 2004, two tenants accounted for approximately 25% and 20% of total rental income, including recoveries from tenants.







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